Exhibit 99.4

                                                                  EXECUTION COPY

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
Date:    September 29, 2006
To:      Morgan Stanley Mortgage Loan Trust 2006-13ARX       From:    Morgan Stanley Capital Services Inc.
Attn:    Wells Fargo Bank, National Association              Contact: Kelvin Borre
         9062 Old Annapolis Road
         Columbia, MD 21045
         Attention:  Client Manager, MSM 2006-13ARX
Fax:     (410) 715-2380                                      Fax:     (212) 507-3837
Tel:     (410) 884-2000                                      Tel:     (212) 761-1426

REFERENCE NUMBER: FRWR7
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The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into on the Trade Date specified below (the "Transaction") between Morgan Stanley Capital Services Inc. ("Party A") and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-13ARX ("Party B") pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of September 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee").

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined in this Confirmation (including the Definitions) have the meanings attributed to them in the PSA.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of September 29, 2006, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

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
        Notional Amount:.................................   With respect to any Calculation Period, the amount set
                                                            forth for such Calculation Period in Schedule I attached
                                                            hereto.

        Trade Date:......................................   September 21, 2006

        Effective Date:..................................   September 29, 2006

        Termination Date:................................   September 25, 2011, subject to adjustment in accordance
                                                            with the Business Day Convention

        Fixed Amounts:

                 Fixed Rate Payer:.......................   Party B

                 Fixed Rate Payer Payment Dates:.........   The 25th calendar day of each month during the Term of
                                                            this Transaction, commencing October 25, 2006 and ending
                                                            on the Termination Date, subject to adjustment in
                                                            accordance with the Business Day Convention

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

                 Fixed Rate Payer Period End Dates:......   The 25th calendar day of each month during the Term of
                                                            this Transaction, commencing October 25, 2006 and ending
                                                            on September 25, 2011, subject to No Adjustment.

                 Fixed Rate:.............................   5.20%

                 Fixed Amount:...........................   To be determined in accordance with the following
                                                            formula: 10 * Fixed Rate * Notional Amount * Fixed Rate
                                                            Day Count Fraction.

                 Fixed Rate Day Count Fraction:..........   30/360

        Floating Amounts:

                 Floating Rate Payer:....................   Party A

                 Floating Rate Payer Payment Dates:......   Early Payment shall be applicable. For each Calculation
                                                            Period, the Floating Rate Payer Payment Date shall be the
                                                            first Business Day prior to the related Floating Rate
                                                            Payer Period End Date.

                 Floating Rate Payer Period End Dates:...   The 25th calendar day of each month during the Term of
                                                            this Transaction, commencing October 25, 2006 and ending
                                                            on the Termination Date, subject to adjustment in
                                                            accordance with the Business Day Convention.

                 Floating Rate Option:...................   USD-LIBOR-BBA

                 Floating Amount:........................   To be determined in accordance with the following
                                                            formula: 10 * Floating Rate * Notional Amount *Floating
                                                            Rate Day Count Fraction.

                 Designated Maturity:....................   One month

                 Floating Rate Day Count Fraction:.......   Actual/360

                 Reset Dates:............................   The first day of each Calculation Period.

                 Compounding:............................   Inapplicable

                 Business Days:..........................   New York

                 Business Day Convention:................   Following

        Amendment to Section 2(c) of the Agreement:         Notwithstanding anything to the contrary in Section 2(c)
                                                            of the Agreement, amounts that are payable with respect
                                                            to Calculation Periods which end in the same calendar
                                                            month (prior to any adjustment of period end dates) shall
                                                            be netted, as provided in Section 2(c) of the Agreement,
                                                            even if such amounts are not

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                                                            due on the same payment date. For avoidance of doubt any
                                                            payments pursuant to Section 6(e) of the Agreement shall
                                                            not be subject to netting.
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2.      Account Details and Settlement Information:

                  Payments to Party A:

                  Citibank, New York
                  ABA No.: 021 000 089
                  Account No.: 4072-4601
                  Account Name: Morgan Stanley Capital Services Inc.

                  Payments to Party B:

                  Wells Fargo Bank, National Association
                  ABA No. 121-000-248
                  Account Name: Corporate Trust Clearing
                  Account No. 3970771416 for further credit to 50949301,
                   MSM 2006-13ARX
                   Ref: MSM 2006-13ARX

3. Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.


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We are very pleased to have entered into this Transaction with you and we look forward to completing other transactions with you in the near future.

                                        Very truly yours,


                                        MORGAN STANLEY CAPITAL SERVICES INC.



                                        By:/s/ Charmaine Fearon
                                           -----------------------------------
                                            Name:  Charmaine Fearon
                                            Title: Authorized Signatory

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        acting not in its individual capacity
                                        but solely as Securities Administrator
                                        on behalf of MORGAN STANLEY MORTGAGE
                                        LOAN TRUST 2006-13ARX




                                        By:/s/ Patricia Russo
                                           -----------------------------------
                                            Name:  Patricia Russo
                                            Title: Vice President


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
                                   SCHEDULE I
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   Line                     Calculation Period            NotionalAmount ($)         Multiplier
   ----              -------------------------------      ------------------         ----------
     1               10/25/2006           11/25/2006         59,946,856.60               10
     2               11/25/2006           12/25/2006         56,999,406.63               10
     3               12/25/2006            1/25/2007         54,195,419.78               10
     4                1/25/2007            2/25/2007         51,527,922.26               10
     5                2/25/2007            3/25/2007         48,990,298.81               10
     6                3/25/2007            4/25/2007         46,576,227.61               10
     7                4/25/2007            5/25/2007         44,279,694.49               10
     8                5/25/2007            6/25/2007         42,094,977.96               10
     9                6/25/2007            7/25/2007         40,016,635.01               10
    10                7/25/2007            8/25/2007         38,039,487.53               10
    11                8/25/2007            9/25/2007         36,158,609.40               10
    12                9/25/2007           10/25/2007         34,369,314.26               10
    13               10/25/2007           11/25/2007         32,667,143.85               10
    14               11/25/2007           12/25/2007         31,047,856.88               10
    15               12/25/2007            1/25/2008         29,507,418.47               10
    16                1/25/2008            2/25/2008         28,041,990.16               10
    17                2/25/2008            3/25/2008         26,622,367.99               10
    18                3/25/2008            4/25/2008         25,297,441.91               10
    19                4/25/2008            5/25/2008         24,037,033.57               10
    20                5/25/2008            6/25/2008         22,827,046.68               10
    21                6/25/2008            7/25/2008         21,301,404.98               10
    22                7/25/2008            8/25/2008         19,946,861.25               10
    23                8/25/2008            9/25/2008         18,813,319.49               10
    24                9/25/2008           10/25/2008         17,789,843.14               10
    25               10/25/2008           11/25/2008         16,855,521.95               10
    26               11/25/2008           12/25/2008         16,006,283.50               10
    27               12/25/2008            1/25/2009         15,198,400.95               10
    28                1/25/2009            2/25/2009         14,429,860.87               10
    29                2/25/2009            3/25/2009         13,698,747.83               10
    30                3/25/2009            4/25/2009         13,003,239.65               10
    31                4/25/2009            5/25/2009         12,341,602.82               10
    32                5/25/2009            6/25/2009         11,712,188.24               10
    33                6/25/2009            7/25/2009         11,014,082.99               10
    34                7/25/2009            8/25/2009         9,905,172.32                10
    35                8/25/2009            9/25/2009         8,404,030.83                10
    36                9/25/2009           10/25/2009         7,902,089.65                10
    37               10/25/2009           11/25/2009         7,485,866.36                10
    38               11/25/2009           12/25/2009         7,458,403.81                10
    39               12/25/2009            1/25/2010         7,084,718.77                10
    40                1/25/2010            2/25/2010         6,729,230.92                10
    41                2/25/2010            3/25/2010         6,391,054.33                10
    42                3/25/2010            4/25/2010         6,069,346.22                10
    43                4/25/2010            5/25/2010         5,763,304.81                10
    44                5/25/2010            6/25/2010         5,472,167.34                10
    45                6/25/2010            7/25/2010         5,195,208.20                10
    46                7/25/2010            8/25/2010         4,929,381.34                10
    47                8/25/2010            9/25/2010         4,678,859.41                10
    48                9/25/2010           10/25/2010         4,440,538.19                10
    49               10/25/2010           11/25/2010         4,213,823.65                10
    50               11/25/2010           12/25/2010         3,998,150.68                10

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
   Line                     Calculation Period            NotionalAmount ($)         Multiplier
   ----              -------------------------------      ------------------         ----------
    51               12/25/2010            1/25/2011         3,792,981.67                10
    52                1/25/2011            2/25/2011         3,597,805.18                10
    53                2/25/2011            3/25/2011         3,412,134.67                10
    54                4/25/2011            5/25/2011         3,235,507.27                10
    55                5/25/2011            6/25/2011         3,067,482.68                10
    56                6/25/2011            7/25/2011         2,900,825.56                10
    57                7/25/2011            8/25/2011         2,743,793.12                10
    58                8/25/2011            9/25/2011         2,132,059.03                10
    59                9/25/2011           10/25/2011          251,141.04                 10
    60               10/25/2011           11/25/2011           97,585.44                 10
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